Exhibit 99.2

First Quarter 2020
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our financial and business performance and prospects, including the impact of the coronavirus (COVID-19) outbreak on our sales, operating results and cash flows. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. In particular, with respect to the coronavirus, numerous factors will determine the extent of the impact on our business, including the extent to which the pandemic continues to spread; actions by various governments to address the pandemic; scientific advances to combat COVID-19; the time it takes for our key end markets to recover; the financial health of our customers and channel partners; potential supply chain disruptions; and the health and welfare of our employees.

Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the SEC and include the effects and duration of the coronavirus (COVID-19) pandemic; the vitality of the markets we serve, including the impact of oil price fluctuations on the markets served by our Upstream Energy business; the impact of economic factors such as the worldwide economy; our ability to execute key business initiatives; potential information technology infrastructure failures or breaches in data security; our ability to achieve the intended benefits of our plan to separate our Upstream Energy business and combine it with Apergy Corporation; our ability to attract, retain and develop high caliber management talent to lead our business; our ability to innovate and to commercialize digital solutions; exposure to global economic, political and legal risks; and difficulty in procuring raw materials or fluctuations in raw material costs; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law.

Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

1Q 2020 Overview

◢Sales:

▪

Reported sales +2%; fixed currency sales +3% with acquisition adjusted fixed currency sales +2%. Good growth in the Global Institutional and Global Healthcare and Life Sciences segments more than offset a 3% decline in Upstream Energy.

◢Operating Income:

▪	Reported operating margin +60 bps; adjusted fixed currency operating margin +110 basis points.
▪	Reported operating income +8%; adjusted fixed currency operating income +12%.
▪	Growth was led by pricing, improved volume growth and cost saving initiatives, which more than offset investments in the business and other selling related expenses during the quarter.

◢Earnings:

▪	Reported diluted EPS $0.97, -4%.
▪	Adjusted diluted EPS $1.13, +10% as strong operating income growth was partly offset by lower Other income.

◢Outlook

▪

As more fully discussed in our first quarter earnings release and supplemental discussion, we believe certain businesses of Ecolab will benefit as cleaning and sanitizing accelerates, others will be relatively unaffected, and some businesses will be harmed by the pandemic’s impact.  We expect the pandemic will have an overall unfavorable impact on Ecolab results in 2020, with a significant unfavorable impact on second quarter results, and perhaps others.

▪

As earlier communicated, the uncertain outlook regarding the full extent of the pandemic’s impact on the global economy and its longevity do not provide an adequate basis for us to provide either quarterly or annual earnings forecasts, so our forward earnings guidance remains suspended.

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

1Q 2020 Results

	First Quarter Ended March 31
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2020	2019	Change	2020	2019	Change
Net sales	$ 3,581.4	$ 3,505.4	2%	$ 3,581.4	$ 3,505.4	2%
Operating income	397.2	367.2	8%	458.7	411.1	12%
Net income attributable to Ecolab	283.4	296.5	(4)%	331.3	300.3	10%
Diluted earnings per share	$ 0.97	$ 1.01	(4)%	$ 1.13	$ 1.03	10%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2020	2019	Change	2020	2019	Change
Net sales	$ 3,603.0	$ 3,501.0	3%	$ 3,603.0	$ 3,501.0	3%
Operating income	400.1	366.7	9%	461.6	410.6	12%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

1Q 2020 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated*	% Change
Water	1%	1%	Volume & mix	1%
Food & Beverage	6%	6%	Pricing	2%
Downstream	4%	4%	Subtotal	2%
Paper	3%	3%	Acq./Div.	1%
Total Global Industrial	3%	3%	Fixed currency growth	3%
			Currency impact	-1%
			Total	2%
Global Institutional
Institutional	1%	0%	*Amounts above do not sum due to rounding.
Specialty	20%	14%
Total Global Institutional	5%	4%

Global Healthcare and Life Sciences
Healthcare	6%	2%
Life Sciences	23%	16%
Total Global Healthcare and Life Sciences	8%	4%

Upstream Energy	-3%	-3%

Other
Pest Elimination	2%	2%
Textile Care	-1%	-1%
Colloidal Technologies	-1%	-1%
Total Other	1%	1%

Total	3%	2%

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

1Q 2020 Income Statement / Margins

($ millions, unaudited)*	2020	% sales	2019	% sales	% change	Comments**

Gross Profit	$ 1,464.6	40.9%	$ 1,415.8	40.4%	3%	Adjusted gross margins were 41.1% in 2020 and 40.5% in 2019, increasing 60 bps and reflecting increased pricing and lower delivered product costs that were partially offset by other cost increases.

SG&A	1,015.0	28.3%	1,008.3	28.8%	1%	The ratio decreased 50 bps as cost savings and volume growth more than offset investments in the business.
Operating Income (fixed FX)
Global Industrial	226.9	15.7%	181.2	13.0%	25%	Acquisition adjusted margins were 15.7% in 2020 and 13.0% in 2019, increasing 270 basis points driven by continued pricing, lower delivered product costs and improved volume gains.

Global Institutional	183.5	17.1%	176.2	17.3%	4%	Acquisition adjusted margins were flat at 17.3% as pricing, volume gains and cost savings actions offset other selling expenses.

Global Healthcare and Life Sciences	25.6	10.4%	27.3	12.0%	(6)%

Acquisition adjusted margins were 11.2% in 2020 and 12.0% in 2019.  Margins declined 80 basis points as volume gains were more than offset by investments in the business and lower efficiency due to the recall remediation.

Upstream Energy	39.0	6.9%	36.5	6.3%	7%

Acquisition adjusted margins were 6.9% in 2020 and 6.3% in 2019.  Margins increased 60 basis points as cost savings actions and improved delivered product costs more than offset the impact of lower volume.

Other	25.3	9.1%	28.9	10.5%	(12)%	Acquisition adjusted fixed currency margins were 9.1% in 2020 vs. 10.5% in 2019. Margins declined as pricing was more than offset by reduced productivity on the lower sales growth.
Subtotal at fixed FX	500.3	13.9%	450.1	12.9%	11%
FX	(2.9)		0.5

Corporate
Corp. Expense	(38.7)		(39.5)			Nalco intangible amortization.

Special Gains/(Ch.)	(61.5)		(43.9)			2020: Primarily the separation of ChampionX and the previously announced efficiency initiative. 2019: Primarily the previously announced efficiency initiative.
Total Corporate Exp.	(100.2)		(83.4)

Consolidated Op. Inc.	$ 397.2	11.1%	$ 367.2	10.5%	8%

2020 acquisition adjusted fixed currency operating margins were 12.9%, a 120 bps increase vs. the equivalent 2019 margin of 11.7%. Pricing, improved volume growth and cost saving initiatives more than offset investments in the business and other selling related expenses during the quarter.

*Public rates of exchange, except where noted. **See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

1Q 2020 Balance Sheet / Cash Flow

Summary Balance Sheet
	March 31			March 31
(millions, unaudited)	2020	2019	(millions, unaudited)	2020	2019
Cash and cash eq.	$ 1,661.9	$ 186.4	Short-term debt	$ 1,038.3	$ 380.6
Accounts receivable, net	2,855.9	2,796.5	Accounts payable	1,279.5	1,284.3
Inventories	1,529.7	1,505.6	Other current liabilities	1,939.6	1,965.7
Other current assets	389.6	339.9	Long-term debt	6,744.0	5,973.5
PP&E, net	3,920.7	3,954.9	Pension/Postretirement	1,072.0	1,088.0
Goodwill and intangibles	10,823.4	10,924.2	Other liabilities	1,405.6	1,451.2
Other assets	1,158.4	1,161.6	Total equity	8,860.6	8,725.8
Total assets	$ 22,339.6	$ 20,869.1	Total liab. and equity	$ 22,339.6	$ 20,869.1

Selected Cash Flow items			Selected Balance Sheet measures
	Three Months Ended
	March 31			March 31
(millions, unaudited)	2020	2019	(unaudited)	2020	2019
Cash from op. activities	$ 371.8	$ 378.1	Total Debt/Total Capital	46.8%	42.1%
Depreciation	169.3	159.0	Net Debt/Total Capital	40.9%	41.4%
Amortization	80.3	79.8	Net Debt/EBITDA(*)	2.0	2.1
Capital expenditures	160.7	187.0	Net Debt/Adjusted EBITDA(*)	1.8	2.0

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

Strong Financial Position

Resilient Free Cash Flow

$ in millions
Pre-Nalco Transaction
$411
-6%
$555
35%
$1,278
-1%
$1,431
12%
$1,711
20%
2008 *
2009 *
2017 *
2018
2019 *
* Excludes voluntary pension contributions

Cash on Hand and Term Debt Maturities

$ in millions
Cash
$1,682
$M
1,500
1,250
1,000
750
500
250
Term Debt
WAC: 3.47%
WAM: 9.2 years
~90% Fixed
1,020
500
250
400
627
627
750
500
750
458
250
700
2021
2022
2023
2024
2025
2026
2027
2030
2041
2046
2047

Solid Cash Position and Priorities

- Interest / Debt
- Remain committed to our dividend
- CapEx reduced by 50%
- Ample liquidity

Liquidity

- Confident in delivering positive FCF in all modeled scenarios
- Revolver capacity $2.0B, $1B commercial paper outstanding
  - Covenant: 3.5x EBITDA/Interest, ~16.3x at 03/31/20
- Additional A/R write-off risk in prior downturns ~0.3% of sales
- ~$1.7B cash on hand

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

COVID-19: Meeting Demand

◢Increased supply

▪	Partnered with public health authorities to develop guidelines on virucidal products and programs to fight COVID-19
▪	Accelerated new disinfectant and sanitizer product development
▪	Fast-tracked registration globally of new disinfection solutions across industries and geographies
▪	Maximizing sanitizer production:
•	5X production – and driving for more, adding copackers
•	Temporarily converting related production lines to make sanitizers
•	Shipping drum-size sanitizers to very large and critical users (healthcare)
•	Leveraging alternate alcohol sources (distillers, brewers) to expand sanitizer production
▪	Ramped up Bioquell decontamination unit production and expanded applications

◢Accelerated digital transformation

▪	Drive incremental value: digital programs, digital field platforms
▪	Leveraging 3D Trasar, System Assurance Center and other digital systems to enhance remote monitoring and assure reliable operation of critical assets

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

COVID-19: Supporting our Customers

◢Strong support for emergency healthcare facilities

▪	Supporting rapid implementation of safe/sanitized temporary hospital facilities and medical worker housing, along with training to maintain sanitized environments in high risk areas
▪	Providing hospitals with digital devices to identify and track hospital room personnel traffic and their hygiene compliance

◢Rapid response to emerging needs

▪	Laundry viricidal programs set up in 3 days
▪	Expediting cleaners/sanitizers to critical locations

◢COVID-19 stress reduction for Foodservice and Hospitality

▪	Utilizing field and strong financial position to help
▪	Temporarily reducing fixed payments while extending agreements

◢Planning for recovery

▪	Developing re-open packages for foodservice and hospitality
▪	Field teams planning new business generation, increased solutions per account

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

COVID-19: Protecting our People

◢Support our Essential Customers in the Safest Way Possible

◢Protect our People

▪	Social Distancing / Facility Hygiene
▪	Admin: Work from home (+90% working from home)
▪	Production: shift, line separation.
▪	Field: no group settings, modified customer service protocol
▪	Pay Protect Plan

◢Protect our Customers

▪	Protection maintained
▪	Field and tech support provided globally

◢Protect our Company

▪	P&L / Cash: capital, hiring, and spending controls
▪	Expect positive Free Cash Flow in all modeled scenarios

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	11

Appendix

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	12

Non-GAAP Financial Measures

	First Quarter Ended
(unaudited)	March 31
(millions, except percent)	2020	2019

Net sales
Reported GAAP net sales	$ 3,581.4	$ 3,505.4
Effect of foreign currency translation	21.6	(4.4)
Non-GAAP fixed currency sales	3,603.0	3,501.0
Effect of acquisitions and divestitures	(24.0)	0.0
Non-GAAP acquisition adjusted fixed currency sales	3,579.0	3,501.0
Less: Upstream acquisition adjusted fixed currency sales	562.7	581.7
Non-GAAP acquisition adjusted fixed currency sales, excluding Upstream	$ 3,016.3	$ 2,919.3

Cost of Sales
Reported GAAP cost of sales	$ 2,116.8	$ 2,089.6
Special (gains) and charges	9.1	3.6
Non-GAAP adjusted cost of sales	$ 2,107.7	$ 2,086.0

Gross Margin
Reported GAAP gross margin	40.9%	40.4%
Non-GAAP adjusted gross margin	41.1%	40.5%

Operating income
Reported GAAP operating income	$ 397.2	$ 367.2
Effect of foreign currency translation	2.9	(0.5)
Non-GAAP fixed currency operating income	400.1	366.7
Special (gains) and charges	61.5	43.9
Non-GAAP adjusted fixed currency operating income	461.6	410.6
Effect of acquisitions and divestitures	0.2	0.0
Non-GAAP acquisition adjusted fixed currency operating income	$ 461.8	$ 410.6

Operating Income Margin
Reported GAAP operating income margin	11.1%	10.5%
Non-GAAP adjusted fixed currency operating income margin	12.8%	11.7%
Non-GAAP acquisition adjusted fixed currency operating income margin	12.9%	11.7%

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	13

Non-GAAP Financial Measures

(unaudited)	First Quarter Ended
(millions, except percent and per share)	March 31
	2020	2019
Interest expense, net
Reported GAAP interest expense, net	$ 48.1	$ 49.4
Special (gains) and charges, after tax	-	0.2
Non-GAAP adjusted interest expense, net	$ 48.1	$ 49.2
Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 283.4	$ 296.5
Special (gains) and charges, after tax	50.2	31.5
Discrete tax net expense (benefit)	(2.3)	(27.7)
Non-GAAP adjusted net income attributable to Ecolab	$ 331.3	$ 300.3
Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 0.97	$ 1.01
Special (gains) and charges, after tax	0.17	0.11
Discrete tax net expense (benefit)	(0.01)	(0.09)
Non-GAAP adjusted diluted EPS	$ 1.13	$ 1.03
Provision for Income Taxes
Reported GAAP tax rate	20.3%	11.4%
Special gains and charges	(0.2)	2.0
Discrete tax items	0.5	7.2
Non-GAAP adjusted tax rate	20.6%	20.6%
EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,566.0	$ 1,492.5
Provision for income taxes	358.2	333.8
Interest expense, net	189.9	215.3
Depreciation	664.4	629.4
Amortization	319.7	316.6
EBITDA	$ 3,098.2	$ 2,987.6
Special (gains) and charges impacting EBITDA	215.7	153.9
Adjusted EBITDA	$ 3,313.9	$ 3,141.5

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	14

Non-GAAP Financial Measures

	First Quarter Ended March 31
	2020			2019
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,444.0	-	$ 1,444.0	$ 1,397.4	-	$ 1,397.4
Global Institutional	1,072.3	(14.1)	1,058.2	1,020.2	-	1,020.2
Global Healthcare and Life Sciences	246.2	(9.5)	236.7	227.0	-	227.0
Upstream Energy	562.7	-	562.7	581.7	-	581.7
Other	277.8	(0.4)	277.4	274.7	-	274.7
Subtotal at fixed currency rates	3,603.0	(24.0)	3,579.0	3,501.0	-	3,501.0
Currency impact	(21.6)			4.4
Consolidated reported GAAP net sales	$ 3,581.4			$ 3,505.4

Operating Income
Global Industrial	$ 226.9	-	$ 226.9	$ 181.2	-	$ 181.2
Global Institutional	183.5	(0.6)	182.9	176.2	-	176.2
Global Healthcare and Life Sciences	25.6	0.8	26.4	27.3	-	27.3
Global Energy	39.0	-	39.0	36.5	-	36.5
Other	25.3	-	25.3	28.9	-	28.9
Corporate	(38.7)	-	(38.7)	(39.5)	-	(39.5)
Adjusted at fixed currency rates	461.6	0.2	461.8	410.6	-	410.6
Special (gains) and charges	61.5			43.9
Reported OI at fixed currency rates	400.1			366.7
Currency impact	(2.9)			0.5
Consolidated reported GAAP operating income	$ 397.2			$ 367.2

Please see Ecolab’s news release dated April 28, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	15